                                                                    EXHIBIT 10.1

                      RENAISSANCE TRADING TECHNOLOGIES, LLC

                             SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
("ACT"),  OR UNDER  ANY  STATE  SECURITIES  LAW AND SUCH  SECURITIES  MAY NOT BE
PLEDGED,   SOLD,  ASSIGNED  OR  TRANSFERRED  IN  THE  ABSENCE  OF  AN  EFFECTIVE
REGISTRATION  STATEMENT  WITH RESPECT  THERETO UNDER THE ACT AND ANY  APPLICABLE
STATE  SECURITIES  LAW,  OR UNLESS THE  COMPANY  RECEIVES AN OPINION OF COUNSEL,
SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

$1,000,000                                                  As of March 12, 2003

FOR VALUE RECEIVED,  RENAISSANCE TRADING  TECHNOLOGIES,  LLC, a Delaware limited liability company (the "Company"),  promises to pay to the order of NYFIX, INC., a New York  corporation  (the "Holder"),  on the earlier to occur of (i) the two year anniversary of the date hereof (the "Maturity  Date"),  or (ii) an Event of
Default (as  defined in Section 1 below),  the  principal  amount of ONE MILLION
DOLLARS  ($1,000,000),  in such coin or currency of the United States of America as at the time of payment  shall be legal  tender  for the  payment of public or private  debts,  together with interest on the unpaid  balance of said principal amount from time to time outstanding at the rate of five and one-half percent (5
1/2%) per annum.

If any payment hereunder becomes due and payable on a Saturday,  Sunday or legal holiday under the laws of the United States of America or the State of New York,
or both,  the due date  thereof  shall be  extended  to the next  business  day.
Payments of principal and interest are to be made at the address provided herein for the Holder (or at such other  place as the Holder  shall have  notified  the
Company in writing at least five (5) days before such payment is due) or by wire transfer pursuant to the Holder's written instructions.

            1.  EVENTS  OF  DEFAULT.  (a)  Upon  the  occurrence  of  any of the following events (herein called "Events of Default"):

                  (i) The Company shall fail to pay the principal of or interest on this Note on the Maturity Date;

                  (ii) (A) The Company  shall  commence any  proceeding or other
            action  relating  to  it  in  bankruptcy  or  seek   reorganization,
            arrangement,  readjustment of its debts, receivership,  dissolution, liquidation,  winding-up,  composition or any other relief under any bankruptcy  law,  or under  any  other  insolvency,  reorganization, liquidation,  dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction,  domestic or foreign,  now or  hereafter  existing;  or (B) the Company  shall admit the  material  allegations  of any  petition  or  pleading  in connection with any such proceeding;  or (C) the Company shall apply for,  or consent or  acquiesce  to, the  appointment  of a receiver, conservator,  trustee  or  similar  officer  for it or for  all or a substantial  part of its  property;  or (D) the Company shall make a general assignment for the benefit of creditors;

                  (iii) (A) The commencement of any proceedings or the taking of any other  action  against  the  Company  in  bankruptcy  or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any  jurisdiction,
            domestic  or  foreign,  now  or  hereafter  existing;   or  (B)  the
            appointment of a receiver,  conservator,  trustee or similar officer for the Company for any of its  property;  or (C) the  issuance of a warrant of attachment,  execution or similar  process against any of the property of the Company;

                  (iv)  The  Company  shall  fail  to  comply  with  any  of its obligations  under this Note,  which failure shall continue  uncured for five (5) business days after notice thereof to the Company;

                  (v) The Company shall default with respect to any indebtedness for borrowed money (other than under this Note or otherwise  related to  payments  due the  Holder  under  any  other  agreement)  with a principal  amount in excess of  $75,000  if either (a) the effect of such  default is to  accelerate  the  maturity of such  indebtedness
            (giving effect to any applicable grace periods) or (b) the holder of such  indebtedness  declares  the  Company to be in default  (giving effect to any applicable grace periods); or

                  (vi) Any  judgment  or  judgments  against  the Company or any attachment,  levy or execution against any of its properties for any amount in excess of $75,000 in the aggregate shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of thirty  (30) days or more after its entry,  issue or levy, as the case may be;

then,  and in any such event,  the Holder,  at the  Holder's  option and without written notice to the Company,  may declare the entire  principal amount of this
Note then outstanding  together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment,  demand, protest, or other notice of any kind, all of which are  expressly  waived.  The Events of Default  listed herein are solely for the purpose of  protecting  the interests of the Holder of this Note. If the Note is not paid in full upon acceleration,  as required above, interest shall accrue on the  outstanding  principal  of and  interest  on this Note from the date of the
Event of Default up to and  including the date of payment at a rate equal to the lesser  of  twelve  percent  (12.0%)  per  annum or the  maximum  interest  rate permitted by applicable law.

                 (b)  NON-WAIVER  AND OTHER  REMEDIES.  No course of  dealing or delay on the part of the Holder of this Note in exercising  any right  hereunder shall operate as a waiver or otherwise prejudice the right of the Holder of this
Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or  hereafter  available  at law,  in  equity,  by  statute  or otherwise.

                 (c) COLLECTION COSTS;  ATTORNEY'S FEES. In the case of an Event of  Default,  if this Note is turned  over to an attorney  for  collection,  the
Company agrees to pay all reasonable costs of collection,  including  reasonable attorney's  fees and expenses  and all  out-of-pocket  expenses  incurred by the
Holder in connection  with such  collection  efforts,  which amounts may, at the
Holder's option, be added to the principal hereof.

            2. CANCELLATION. Upon full satisfaction of the Company's obligations hereunder,  the Holder  shall  promptly  deliver or cause to be delivered to the
Company this Note for cancellation.

            3. GRANT OF SECURITY  INTEREST.  (a) The Company and the undersigned members of the  Company  hereby  grant to the Holder a first  priority  security interest  in all of the assets set forth next to their name on Schedule I hereto
(the  "Collateral"),  in order to secure the payment and  performance in full of all  obligations  of the Company now or hereafter  existing under this Note. The security  interest  granted  herein  will  terminate  (and  all  rights  to  the
Collateral  will  revert  to  the  Company  and  the  undersigned   members,  as
applicable) upon the payment and performance in full of all such obligations.

                 (b) At any time and from  time to  time,  the  Company  and the undersigned members (at the Company's expense) will promptly execute and deliver all further instruments, and will take all further action, that may be necessary or desirable, or that the Holder may reasonably request, in order to perfect and protect any security  interest  granted or purported to be granted  hereby or to enable the Holder to exercise and endorse its rights and remedies hereunder with respect to the Collateral.

            4.  PREPAYMENTS.  The  Company  shall  have the right to prepay  any portion of the principal of this Note prior to  expiration  with 30 days written notice to the  Holder.  At the earlier of twelve (12) months from the signing of the Note or the  completion of a financing  round of at least 5 million  dollars
($5,000,000)  for The  Company,  the Holder  shall have the right to demand full payment of the Note with 30 days written notice.

            5. REQUIRED CONSENT.  The Company may not modify any of the terms of this Note without the prior written consent of the Holder.

            6.  LOST  DOCUMENTS.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss,  theft or  destruction)  of indemnity  satisfactory  to it,  and upon  reimbursement  to the  Company of all reasonable expenses  incidental thereto,  and upon surrender and cancellation of such Note, if mutilated,  the Company will make and deliver in lieu of such Note a new  Note of like  tenor  and  unpaid  principal  amount  and  dated as of the original date of the Note.

            7. MISCELLANEOUS.

               7.1  SEVERABILITY.  In case  any  one or  more of the  provisions contained  in this Note  should be  invalid,  illegal  or  unenforceable  in any respect,  the validity,  legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               7.2 NOTICES AND ADDRESSES. All notices,  offers,  acceptances and any other acts under this Note (except  payment) shall be in writing,  and shall be  sufficiently  given if  delivered  to the  addressee  in person,  by Federal
Express or similar  receipted  delivery,  by  facsimile  delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

            To Holder:              NYFIX, Inc.
                                    Stamford Harbor Park
                                    333 Ludlow Street
                                    Stamford, Connecticut 06902
                                    Attn:  Peter K. Hansen, CEO
                                    Fax:  (203) 425-8100

            With a copy to:         Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                    505 Park Avenue
                                    New York, New York 10002
                                    Attn:  Benjamin S. Reichel, Esq.
                                    Fax:  (212) 935-1787

            To the Company :        Renaissance Trading Technologies, LLC
                                    44 Wall Street
                                    New York, New York 10005
                                    Attn:  Edward Brandman, CEO

            With a copy to:         Hogan & Hartson LLP
                                    555 13th Street, NW
                                    Washington, DC 20004
                                    Attn:  John Beckman, Esq.
                                    Fax:  (202) 637-5464

or to such other  address as any of them,  by notice to the others may designate from time to time.  Time shall be counted  to, or from,  as the case may be, the delivery in person or five (5) business days after mailing.

            7.3 GOVERNING LAW. This Note and any dispute, disagreement, or issue of construction or  interpretation  arising  hereunder,  whether relating to its execution, its validity, the obligations provided therein or performance,  shall be governed and interpreted according to the law of the State of New York.

            7.4 BINDING EFFECT; ASSIGNMENT. This Note and the various rights and obligations  arising hereunder shall inure to the benefit of and be binding upon the  parties  hereto and their  respective  successors  and  permitted  assigns.
Neither  this Note nor any of the rights,  interests  or  obligations  hereunder shall be  transferred  or assigned  (by  operation of law or  otherwise)  by the
Company without the prior written  consent of the Holder.  Neither this Note nor any of the rights,  interests or obligations  hereunder  shall be transferred or assigned (by  operation  of law or  otherwise)  by the Holder  without the prior written  consent of the  Company,  except  that this Note may be assigned by the
Holder  to any  entity  in which  NYFIX,  Inc.  owns at least an 80%  direct  or indirect  equity  interest.  Any  transfer or  assignment  of any of the rights, interests  or  obligations  hereunder  in violation of the terms hereof shall be void and of no force or effect.

            7.5 JURISDICTION  AND VENUE.  Each of the Holder and the Company (i)
agree that any legal suit,  action or  proceeding  arising out of or relating to this Note  shall be  instituted  exclusively  in the  courts of the State of New
York,  (ii)  waive  any  objection  to the  venue of any such  suit,  action  or proceeding  and the right to assert that such forum is not a  convenient  forum, and (iii) irrevocably  consent to the jurisdiction of the courts of the State of
New York in any such suit, action or proceeding, and further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or  proceeding  and agree that  service of  process  upon them  mailed by certified mail to their  respective  addresses  shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

            7.6 SECTION HEADINGS. Section headings herein have been inserted for reference  only and shall not be deemed  to limit or  otherwise  affect,  in any matter,  or be  deemed  to  interpret  in whole  or in part any of the  terms or provisions of this Note.

            IN WITNESS WHEREOF,  the Company has caused this Note to be made and issued  in  its  name  on the  date  specified  above  by  the  duly  authorized representative of the Company.

                                        RENAISSANCE TRADING TECHNOLOGIES, LLC

                                        By: /s/ Edward Brandman
                                            -----------------------------------
                                            Name:  Edward Brandman
                                            Title: Chief Executive Officer

Solely for purposes of agreeing and consenting to Section 3 hereto.

 /s/ Mark Hahn
 -----------------------

 Mark Hahn, CFO
 -----------------------

 NYFIX, Inc.
 -----------------------

                                   SCHEDULE I

                                   Collateral
                                   ----------

o           50,000 shares of NYFIX,  Inc. Common Stock  currently  registered in the name of Edward Brandman (NYFIX certificate number #####)

o           60,000 shares of NYFIX,  Inc. Common Stock  currently  registered in the name of Renaissance Trading Technologies, LLC (NYFIX certificate number #####)